Exhibit 23.2
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/Letterhead/




            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
            --------------------------------------------------------




         We hereby consent to the use of our report dated April 20, 2006, with respect to the consolidated financial statements included in the filing of this Second Amendment to Registration Statement (Form SB-2/A) of Paradigm Medical Industries, Inc. for the fiscal year ended December 31, 2005.


/S/ Chisholm, Bierwolf & Nilson, LLC

Chisholm, Bierwolf & Nilson, LLC
Bountiful, Utah
December 8, 2006